AMERICAN QUANTUM CYCLES, INC.

March 31, 1999                                               $750,000.00



                           10% SECURED PROMISSORY NOTE

     FOR VALUE RECEIVED, AMERICAN QUANTUM CYCLES, INC., a Florida corporation ("the "Company"), hereby promises to pay to the order of ANCHOR CAPITAL CORPORATION, a Maryland corporation (the "Lender"), at the offices of the Lender at 1607 Spring Ridge Road, Potomac, Maryland 20854 or such other place as the Lender may specify, the principal sum equal to the lesser of SEVEN HUNDRED FIFTY THOUSAND AND NO/1OO DOLLARS ($750,000.00) or the then aggregate unpaid principal amount of all advances made hereunder by Lender to the Company, together with interest as specified herein.

     This Note evidences advances made and to be made by the Lender from time to time under a revolving line of credit governed by a certain Loan and Security Agreement of even date herewith made by the Company and the Lender (the "Loan Agreement"). Capitalized terms used herein but not defined herein shall have the respective meanings given them in the Loan Agreement. The Company may borrow, repay, and re-borrow advances from time to time under said revolving line of credit, subject to the terms and conditions set forth in the Loan Agreement.

     The Company further promises to pay interest on the outstanding amount of all advances made under this Note at the rate of ten percent (10%) per annum, commencing from the date of the initial advance hereunder and until all amounts of principal and interest accrued thereon are paid in full, except that during the existence of any Event of Default, the principal outstanding under this Note shall bear interest at the rate of eighteen percent (18%) per annum at the option of the Lender. Interest hereunder shall be payable monthly in arrears, commencing May 1, 1999.

     Outstanding principal under this Note may be prepaid by the Company, in whole or in part, without premium or penalty at any time. The entire outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the "Maturity Date" as defined in the Loan Agreement.

     At the option of Lender, the entire unpaid principal balance of this Note, together with all unpaid interest accrued thereon and all other sums owing under this Note or the Loan Agreement, shall become immediately due and payable, without notice or demand, upon the occurrence of any of Event of Default as defined in the Loan Agreement. If any such Event of Default shall occur, then Lender shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note or the Loan Agreement, including without limitation the foreclosure of any security interest and realization against any collateral for this Note, all of which rights and remedies shall be cumulative and may be exercised successively or concurrently. Lender's delay in exercising or failure to exercise any rights or remedies to which Lender may be entitled in the event of any default shall not constitute a waiver of any of Lender's rights or remedies with respect to that or any subsequent default, whether of the same or a


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different nature, nor shall any single or partial exercise of any right or remedy by Lender preclude any other or further exercise of that or any other right or remedy.

     The Company does hereby: (a) waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note; (b) waive any right to trial by jury in any legal action or proceeding to enforce their obligations hereunder, waive any right to immunity from any such action or proceeding and waive any immunity or exemption of any property, wherever located, from garnishment, levy, execution, seizure or attachment prior to or in execution of judgment, or sale under execution or other process for the collection of debts; (c) waive any right to interpose any set-off or non-compulsory counterclaim or to plead laches or any statute of limitations as a defense in any such action or proceeding, and waive (to the extent lawfully waivable) all provisions and requirements of law for the benefit of the Company now or hereafter in force; (d) submit to the jurisdiction of the state and federal courts in the State of Maryland for purposes of any such action or proceeding; (e) agree that the venue of any such action or proceeding may be laid in Montgomery County, Maryland (in addition to any county in which any collateral for this Note is located), and waive any claim that the same is an inconvenient forum; and (f) stipulate that service of process in any such action or proceeding shall be properly made if mailed by any form of registered or certified mail (airmail if international), postage prepaid, to the address then registered in Lender's records for the Company, and that any process so served shall be effective ten days after mailing. No provision of this Note shall limit Lender's right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other competent jurisdiction.

     The Company agrees to pay all filing fees and similar charges and all costs incurred by Lender in collecting or securing or attempting to collect or secure this Note, including attorney's fees, whether or not involving litigation and/or appellate, administrative or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes, sales taxes or other taxes (except for federal or Maryland franchise or net income taxes) which may now or hereafter apply to this Note or the Loan Agreement or any security therefor, and the Company agrees to indemnify and hold Lender harmless from and against any liability, costs, attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

     This Note is secured by the Collateral described in the Loan Agreement. As additional security for the payment of this Note and any other indebtedness, liability or obligation arising in connection therewith, the Company hereby pledges and assigns to Lender and grants Lender a security interest in, and a right to set off against, any and all monies, accounts, balances, credits, deposits, collections, drafts, bills, notes and other property of the Company of every kind (whether tangible or intangible) from time to time in the actual or constructive possession of (or in transit to) Lender or its correspondents or agents in any capacity (excluding, however, any Individual Retirement Accounts and/or Keogh accounts), in addition to and not in substitution for any other collateral or security Lender may have for this Note.


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     This Note shall be governed, construed and enforced in accordance with the laws of the State of Maryland.

     The Company represents and warrants to the Lender that the advances to be made under this Note shall be used by the Company for the commercial purposes described in the Loan Agreement, and that because of the commercial nature of the transaction evidenced hereby this Note and the advances hereunder are exempt from any usury law of the State of Maryland or any other Maryland law imposing a maximum amount of interest that may be charged by the Lender for extending credit to the Company. In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Lender as consideration for the advances under this Note exceed the limits (if any) imposed or provided by the law applicable from time to time to this Note for the use or detention of money or for forbearance in seeking its collection; Lender hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note or the Loan Agreement or any other document shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Lender in excess of those lawfully collectible as interest shall be applied against principal immediately upon Lender's receipt thereof, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that this Note bears interest at the maximum lawful rate, interest shall be calculated on the basis of the actual number of days in the respective calendar year rather than an assumed year of 360 days.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

     Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and to this end the provisions of this Note are declared to be severable.

     All of the terms of this Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

     The Company and the Lender hereby severally, voluntarily, knowingly and intentionally WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY in any legal action or proceeding arising under this Note or the Loan Agreement or any other document concerning this Note and/or any collateral therefor or pertaining to any transaction related to or contemplated in the Loan Agreement, regardless of whether such action or proceeding concerns any contractual or tortious or other claim. The Company acknowledges that this waiver of jury trial is a material


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inducement to Lender in extending the credit described herein, that Lender would not have extended such credit without this jury trial waiver, and that the Company has been represented by an attorney or has had an opportunity to consult with an attorney in connection with this Note and understands the legal effect of this jury trial waiver.

     IN WITNESS WHEREOF, AMERICAN QUANTUM CYCLES, INC. has caused this Note to be signed in its name by its President.



                                 AMERICAN QUANTUM CYCLES, INC.


                                 By /s/ Illegible
                                    ----------------------

STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

     I hereby certify that the foregoing promissory note was executed and acknowledged before me, the undersigned authority, this 31st day of March 1999 in the state and county aforesaid, by Richard K. Hagen, as CEO of the maker named herein, who personally appeared before me, is personally known to me or produced a driver's license as identification, and did not take an oath.


                      Notary: /s/ Keith E. Reich
                              ----------------------------------------
[NOTARIAL SEAL]       Print Name:
                      Notary Public, State of
                                             -------------------------
                      My commission expires:
                                            --------------------------


                                 KEITH E. REICH
                        Notary Public, State of New York
                                 No. 31-4760868
                         Qualified in Westchester County
                         Commission Expires May 2, 2000

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